Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement dated May 5, 2020
to the Prospectuses, dated May 1, 2020, for

Consultant Accumulator Variable Universal Life
Consultant Protector Variable Universal Life

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

Effective June 12, 2020 (“Closure Date”), the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series II (“Sub-Account”) will no longer be offered as an investment alternative, and we will no longer accept new premiums for investment in or permit transfers to the Sub-Account. Therefore, the Sub-Account will be closed and no longer offered as of the Closure Date. We will no longer accept purchase payments, permit transfers or any allocations to the Sub-Account as of the Closure Date.

As the Sub-Account will no longer be offered as an investment option, you may wish to transfer, prior to the Closure Date, some or all of your Policy Value in the Sub-Account to the other investment options currently offered by your policy. These transfers are not subject to a transfer fee. Any amount invested in the Sub-Account as of the Closure Date, will be transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I Sub-Account.

If you currently allocate Policy Value to the Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, the allocations to the Sub-Account will be automatically allocated, as of the Closing Date, to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I Sub-Account or to the investment option that you chose and the date of the transaction.

Please keep this supplement for future reference together with your prospectus.